Supplement to Symetra True Variable Annuity® Prospectus
Supplement dated April 27, 2018
to Prospectus dated May 1, 2016 as supplemented

The following disclosure is added to the prospectus under Section 10: Other Information.

REPORTS TO OWNERS
We will send you an immediate confirmation of certain non-systematic transactions, such as Purchase Payments made, withdrawals, transfers among Sub-accounts, death benefit payments and any changes to your Sub-account allocations. We will also send you a quarterly statement which will show (as of quarter end), any purchase and sale transactions, your current Sub-account allocations, and any earnings or losses for the quarter. The quarterly statement will also include confirmations of your transactions under scheduled transfer programs such as Dollar Cost Averaging, Sub-account Rebalancing, and Customized Transfer and Redemption Instructions. Your fourth quarter statement will contain annual information about your Contract Value and transactions. On request, we will send you a current statement with the information described above.

The Investment Advisor for the Franklin Rising Dividends VIP Fund - Class I has changed. Accordingly, the disclosure under Appendix B: Portfolio Information for the Franklin Rising Dividends VIP Fund - Class I is replaced with the following:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Franklin Templeton Variable Insurance Products Trust
Franklin Rising Dividends VIP Fund - Class I
Seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

Franklin Advisers, Inc.

The Investment Advisor for the Delaware VIP® Smid Cap Growth Series, Standard Class is Delaware Management Company. Accordingly, the Investment Advisor listed under Appendix B: Portfolio Information for the Delaware VIP® Smid Cap Growth Series, Standard Class is updated to read Delaware Management Company.

Effective on or about May 1, 2018, the Columbia Variable Portfolio - Select International Equity Fund will change its name to Columbia Variable Portfolio - Overseas Core Fund. Accordingly, any reference to Columbia Variable Portfolio - Select International Equity Fund in the prospectus is updated to be Columbia Variable Portfolio - Overseas Core Fund.